Schwab Investments
Schwab Global Real Estate Fund

Portfolio Holdings as of May 31, 2024 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Australia 5.7%
Goodman Group	160,520	3,607,605
GPT Group	204,301	573,127
National Storage REIT	485,133	726,723
Scentre Group	2,369,143	4,999,150
Vicinity Ltd.	4,787,163	6,257,678
		16,164,283

Austria 0.1%
Immofinanz AG *	15,449	401,472

Belgium 1.2%
Montea NV	7,004	638,816
Warehouses De Pauw CVA	93,280	2,733,990
		3,372,806

Brazil 0.4%
Multiplan Empreendimentos Imobiliarios SA	247,541	1,070,137

Canada 2.3%
Chartwell Retirement Residences	140,616	1,286,534
Choice Properties Real Estate Investment Trust	74,700	696,056
H&R Real Estate Investment Trust	657,440	4,437,762
		6,420,352

China 2.5%
China Overseas Land & Investment Ltd.	297,000	562,832
China Overseas Property Holdings Ltd. (a)	3,350,000	2,273,939
China Resources Land Ltd.	1,164,000	4,247,735
Yuexiu Property Co. Ltd.	599	436
		7,084,942

France 3.3%
Covivio SA	66,303	3,450,837
Gecina SA	10,278	1,109,380
Klepierre SA	50,362	1,461,803
Unibail-Rodamco-Westfield	37,260	3,282,971
		9,304,991

Germany 3.0%
Grand City Properties SA *	102,050	1,250,193
LEG Immobilien SE	8,956	796,494
SECURITY	NUMBER OF SHARES	VALUE ($)
Sirius Real Estate Ltd.	1,628,343	2,040,077
TAG Immobilien AG *	279,715	4,370,381
		8,457,145

Hong Kong 1.0%
K Wah International Holdings Ltd.	501,000	118,841
Link REIT	87,500	368,936
Sun Hung Kai Properties Ltd.	79,000	763,338
Swire Properties Ltd.	211,000	388,088
Wharf Real Estate Investment Co. Ltd.	376,000	1,094,014
		2,733,217

Indonesia 0.3%
Ciputra Development Tbk. PT	13,399,160	907,020

Japan 8.6%
Activia Properties, Inc.	1,040	2,445,530
Hulic Co. Ltd.	366,300	3,393,154
Hulic Reit, Inc.	1,173	1,077,071
Invincible Investment Corp.	8,080	3,512,461
Japan Excellent, Inc.	3,459	2,647,607
Mitsui Fudosan Co. Ltd.	363,600	3,340,414
Mori Trust Reit, Inc.	1,991	886,517
NTT UD REIT Investment Corp.	1,402	1,045,061
Sumitomo Realty & Development Co. Ltd.	15,000	469,692
Tokyu Fudosan Holdings Corp.	414,300	2,871,729
Tokyu REIT, Inc.	2,611	2,581,996
		24,271,232

Malaysia 1.5%
Eco World Development Group Bhd.	4,288,300	1,378,120
Mah Sing Group Bhd.	6,279,800	2,005,307
SP Setia Bhd. Group	2,886,500	892,069
		4,275,496

Mexico 0.7%
Fibra Uno Administracion SA de CV	1,291,248	1,843,281

Philippines 0.7%
Ayala Land, Inc.	1,996,000	897,604
Robinsons Land Corp.	1,245,500	346,228
SM Prime Holdings, Inc.	1,527,500	704,401
		1,948,233

Singapore 1.4%
AIMS APAC REIT	627,300	594,197
CapitaLand Ascendas REIT	775,800	1,503,337
Capitaland India Trust	1,300,700	1,021,986

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
ESR-LOGOS REIT	2,234,000	479,470
Parkway Life Real Estate Investment Trust	156,000	413,628
		4,012,618

Spain 0.6%
Merlin Properties Socimi SA	139,426	1,680,665

Sweden 1.7%
Atrium Ljungberg AB, B Shares	11,130	212,046
Catena AB	26,129	1,336,077
Fastighets AB Balder, B Shares *	54,408	368,382
Nyfosa AB	46,927	479,746
Pandox AB	118,560	2,146,821
Sagax AB, B Shares	10,341	272,990
		4,816,062

United Arab Emirates 2.1%
Emaar Development PJSC	917,348	1,853,153
Emaar Properties PJSC	1,935,401	4,036,202
		5,889,355

United Kingdom 3.4%
British Land Co. PLC	757,135	4,258,432
Grainger PLC	588,166	1,873,677
Land Securities Group PLC	395,947	3,323,811
		9,455,920

United States 58.8%
Alexander & Baldwin, Inc.	53,200	893,760
Alexander's, Inc.	6,727	1,427,469
American Assets Trust, Inc.	189,788	4,127,889
American Homes 4 Rent, Class A	129,483	4,666,567
Americold Realty Trust, Inc.	23,485	626,345
AvalonBay Communities, Inc.	16,539	3,186,735
Brixmor Property Group, Inc.	282,747	6,364,635
Broadstone Net Lease, Inc.	211,839	3,251,729
CareTrust REIT, Inc.	161,381	4,126,512
COPT Defense Properties	219,051	5,403,988
Crown Castle, Inc.	5,846	599,215
CubeSmart	40,952	1,732,679
Digital Realty Trust, Inc.	14,626	2,125,743
EastGroup Properties, Inc.	28,019	4,628,178
Empire State Realty Trust, Inc., Class A	423,318	4,034,221
EPR Properties	126,450	5,189,508
Equinix, Inc.	22,609	17,250,215
Equity Residential	104,698	6,808,511
Essential Properties Realty Trust, Inc.	70,043	1,875,752
Essex Property Trust, Inc.	6,254	1,624,727
SECURITY	NUMBER OF SHARES	VALUE ($)
Gaming & Leisure Properties, Inc.	156,680	7,034,932
Healthpeak Properties, Inc.	16,799	334,300
Host Hotels & Resorts, Inc.	280,546	5,032,995
Innovative Industrial Properties, Inc.	26,758	2,883,977
Invitation Homes, Inc.	123,482	4,295,939
Kimco Realty Corp.	38,847	752,078
Kite Realty Group Trust	47,289	1,036,575
Mid-America Apartment Communities, Inc.	43,177	5,773,197
National Health Investors, Inc.	5,531	365,488
Omega Healthcare Investors, Inc.	140,138	4,530,662
Park Hotels & Resorts, Inc.	35,687	565,996
Plymouth Industrial REIT, Inc.	110,875	2,312,852
Prologis, Inc.	159,752	17,650,998
Public Storage	33,130	9,071,988
Realty Income Corp.	26,279	1,394,364
Ryman Hospitality Properties, Inc.	23,863	2,507,285
Sabra Health Care REIT, Inc.	30,400	443,232
Simon Property Group, Inc.	38,397	5,809,850
SL Green Realty Corp.	16,564	877,395
STAG Industrial, Inc.	14,900	522,394
Tanger, Inc.	72,064	1,999,776
UDR, Inc.	32,826	1,267,740
Ventas, Inc.	86,962	4,370,710
VICI Properties, Inc.	56,366	1,618,268
Welltower, Inc.	35,228	3,652,087
		166,049,456
Total Common Stocks (Cost $258,192,915)		280,158,683

SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

Money Market Funds 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26% (b)(c)	2,250,000	2,250,000
Total Short-Term Investments (Cost $2,250,000)		2,250,000
Total Investments in Securities (Cost $260,442,915)		282,408,683

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,036,364.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of May 31, 2024 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$182,581,073	$—	$—	$182,581,073
Australia	—	16,164,283	—	16,164,283
Belgium	—	3,372,806	—	3,372,806
China	—	7,084,942	—	7,084,942
France	—	9,304,991	—	9,304,991
Germany	—	8,457,145	—	8,457,145
Hong Kong	—	2,733,217	—	2,733,217
Japan	—	24,271,232	—	24,271,232
Malaysia	—	4,275,496	—	4,275,496
Philippines	—	1,948,233	—	1,948,233
Singapore	479,470	3,533,148	—	4,012,618
Spain	—	1,680,665	—	1,680,665
Sweden	212,046	4,604,016	—	4,816,062
United Kingdom	1,873,677	7,582,243	—	9,455,920
Short-Term Investments[1]	2,250,000	—	—	2,250,000
Total	$187,396,266	$95,012,417	$—	$282,408,683

[1]	As categorized in the Portfolio Holdings.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
● Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value (NAV) of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
● Mutual funds: Mutual funds are valued at their respective net asset values (NAVs).
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include forward foreign currency exchange contracts, U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited) (continued)

hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of May 31, 2024, are disclosed in the fund’s Portfolio Holdings.
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